Exhibit 99.3

NASDAQ: QCOR

Second Quarter 2013

Conference Call

Conference Call Logistics

Today’s webcast, accompanying slide presentation and archived replay is available online at

http://ir.questcor.com/events.cfm

Telephone replay is available by dialing:

U.S.: (855) 859-2056.

International: (404) 537-3406.

Passcode: 16591264

2

Safe Harbor Statement

Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “believes,” “continue,” “could,” “ensuring,” “estimates,” “expects,” “growth,” “may,” “momentum,” “plans,” “potential,” “remain,” “should,” “start,” “substantial,” “sustainable” or “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; Our ability to receive high reimbursement levels from third party payers; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions ;The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, MS, IS or rheumatology-related conditions, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor’s work in the area of NS and Lupus, our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; The results of any pending or future litigation, investigations or claims, including with respect to the investigation by the United States Attorney’s Office for the Eastern District of Pennsylvania regarding the Company’s promotional practices and litigation brought by certain shareholders arising from the federal securities laws, currently pending in the United States District Court for the Central District of California; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor’s monthly and quarterly Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor’s annual report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC.

The risk factors and other information contained in these documents should be considered in evaluating Questcor’s prospects and future financial performance. .

Q2-2013 Financial Highlights

7,050 vials shipped

$184.6M GAAP net sales; $196.1M Non-GAAP net sales

$1.12 GAAP diluted EPS; $1.35 Non-GAAP diluted EPS

Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 12.

Foundation for Growth

Short-Term: Continue commercial pursuits in MS, NS, rheumatology and sarcoidosis. Investigate other on- label indications and build body of evidence.

Mid-Term: Develop international market for Synacthen and develop it for U.S. market

Longer-Term: New indications for Acthar, Synacthen and potentially other melanocortin therapeutics

New Paid Acthar Prescriptions by Therapeutic Area* *

Includes prescriptions covered by commercial carriers, Medicare, Medicaid and Tricare in all periods regardless of the rebate percentage applicable in those periods. Based on internal company estimates.

Q2-2013

Q2-2012

Q1-2013

NS

MS

IS

Rheumatology

400-405

1,285-1,295

210-215

315-320

19%

12%

27%

N/M

3%

27%

37%

122%

Approximate Business Mix

Based on internal company estimates.

Other 2%

Rheumatology 18%

Infantile Spasma 10%

Neurology 30%

Nephrology 40%

Based on Acthar Net Sales

Stable Reimbursement Environment

MDs typically reserve Acthar for when another FDA- approved treatment alternative is needed, usually after first-line therapy Serious, difficult-to-treat medical conditions Coverage decisions are determined on a case-by-case basis, considering patient condition, disease severity, and treatment history Consistent level of insurance coverage over last several years Prior authorizations and close payer scrutiny continue to be the norm

The Emerging Science Behind Acthar and Synacthen

Understanding the biological properties of Acthar and Synacthen Specific biochemical pathways, cells, and tissues Immunomodulation and anti-inflammatory effects Further research related to on-label indications Lupus Idiopathic Membranous Nephropathy New Acthar indications being explored under IND Diabetic Nephropathy Amyotrophic Lateral Sclerosis Preclinical and Clinical Studies

ALS Phase 2 Open-Label Safety Study for Acthar

Goals Assess short-term safety and tolerability of Acthar in ALS Inform dosage selection for future studies Study Design Enroll up to 40 patients at multiple sites in U.S. 8-week treatment, plus optional 28-week open label extension Patients randomized to one of four dosing regimens Findings to Drive Design for Pivotal Efficacy Study

Q2-2013 Financial Results Q2-2013 Financial Results

Net sales ($M)

Net salses ($M), Non-GAAP

fully Diluted, GAAP EPS

Fully Diluted, Non-GAAP EPS

Cash flow from operations ($M)

Diluted shares outstanding

Q2-2013

Q2-2012

Change

$184.6

$196.1

$1.12

$1.35

$81.5

61.5

$112.5

$112.5

$0.65

$0.69

$43.2

64.1

64%

74%

72%

96%

Reconciliation of Non-GAAP Adjusted Financial Disclosure

	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012
Adjusted net income	$83,323	$44,244	$128,987	$84,514
Share-based compensation expense (1)	(4,382)	(2,521)	(8,546)	(4,054)
Depreciation and amortization expense (2)	(1,882)	(218)	(3,131)	(412)
Interest expense associated with contingent consideration (3)	(194)	0	(391)	0
Compensation expense associated with BV Trust (4)	(193)	0	(339)	0
Foreign currency transaction loss (5)	0	0	(328)	0
Medicaid adjustment for 2002 - 2009 (6)	(7,717)	0	(7,751)	0
BioVectra purchase price adjustment (7)	168	0	169	0
Impairment of purchased technology (8)	0	0	(485)	0
Net income - GAAP	$69,123	$41,505	$108,185	$80,048
Adjusted net income per share - basic	$1.41	$0.72	$2.20	$1.36
Share-based compensation expense (1)	(0.07)	(0.04)	(0.15)	(0.07)
Depreciation and amortization expense (2)	(0.03)	0.00	(0.05)	(0.01)
Interest expense associated with contingent consideration (3)	0.00	—	(0.01)	—
Compensation expense associated with BV Trust (4)	0.00	—	(0.01)	—
Foreign currency transaction loss (5)	—	—	(0.01)	—
Medicaid adjustment for 2002 - 2009 (6)	(0.13)	—	(0.13)	—
BioVectra purchase price adjustment (7)	0.00	—	0.00	—
Impairment of purchased technology (8)	—	—	(0.01)	—
Net income per share - basic	$1.17	$0.68	$1.86	$1.28
Adjusted net income per share - diluted	$1.35	$0.69	$2.13	$1.29
Share-based compensation expense (1)	(0.07)	(0.04)	(0.14)	(0.06)
Depreciation and amortization expense (2)	(0.03)	0.00	(0.05)	(0.01)
Interest expense associated with contingent consideration (3)	0.00	—	(0.01)	—
Compensation expense associated with BV Trust (4)	0.00	—	(0.01)	—
Foreign currency transaction loss (5)	—	—	(0.01)	—
Medicaid adjustment for 2002 - 2009 (6)	(0.13)	—	(0.13)	—
BioVectra purchase price adjustment (7)	0.00	—	0.00	—
Impairment of purchased technology (8)	—	—	(0.01)	—
Net income per share - diluted	$1.12	$0.65	$1.79	$1.23
Net sales - Questcor	$177,045	$112,452	$303,817	$208,421
Net sales - BioVectra	7,528	0	15,885	0
Consolidated net sales	184,573	112,452	319,702	208,421
Medicaid adjustment	11,500	0	11,500	0
Adjusted consolidated net sales	$196,073	$112,452	$331,202	$208,421

Net income per share – basic and diluted may not foot due to rounding.

Use of Non-GAAP Financial Measures
Our "non-GAAP adjusted net income" excludes the following items from GAAP net income:

1. Share-based compensation expense.
2. Depreciation and amortization expense, including amortization expense on our purchased intangibles.
3. Interest expense associated with the net present value adjustment on our contingent consideration.
4. Compensation expense associated with the BV Trust agreement.
5. Foreign currency transaction loss.
6. Medicaid adjustment for prior period 2002 - 2009
7. BioVectra purchase price adjustment related to a labor rebate received in the second quarter 2013
8. Impairment of purchased technology related to our acquisition of Doral.

QUESTCOR®

12

Q2-2013 Financial Highlights

,050 vials shipped $184.6M GAAP net sales; $196.1M Non-GAAP net sales $1.12 GAAP diluted EPS; $1.35 Non-GAAP diluted EPS Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 12.

Second Quarter 2013

Conference Call

NASDAQ: QCOR